GEORGIA BANCSHARES, INC.

                   SECOND AMENDMENT TO STOCK WARRANT AGREEMENT


         THIS 2ND AMENDMENT TO STOCK WARRANT AGREEMENT (this "Amendment") is entered into as of this ______ day of ____________, 2001, between The Bank of Georgia, a Georgia state chartered bank (the "Bank"), _________________________ (the "Warrant Holder"), and Georgia Bancshares, Inc. (the "Holding Company").

         WHEREAS, the Bank entered into that certain Stock Warrant Agreement with Warrant Holder dated ________________ (the "Warrant Agreement"); and

         WHEREAS, subject to certain conditions contained therein, the Warrant Agreement granted to the Warrant Holder warrants to purchase up to _________ shares of the Bank's common stock for $10.00 per share (the "Shares"); and

         WHEREAS, on May 18, 2001, the Bank and the Holding Company consummated the reorganization of the bank into a holding company structure pursuant to that certain Reorganization Agreement and Plan of Share Exchange dated March 10, 2001 in which the Bank became a wholly-owned subsidiary of the Holding Company and all existing shareholders of the Bank became shareholders of the Holding Company; and

         WHEREAS, pursuant to resolutions dated August 16, 2001, the Board of Directors of the Holding Company authorized a 5 for 4 stock split of the outstanding shares of common stock of the Holding Company by means of a share dividend pursuant to Section 14-2-623 of the Code (the "Share Dividend");

         WHEREAS, the Bank, the Warrant Holder, and the Holding Company desire to amend the Warrant Agreement to provide that the Warrant Holders may exercise the Warrants to purchase shares of the Holding Company common stock rather than the Bank common stock, and to proportionally adjust the Shares to reflect the Share Dividend.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Bank, the Warrant Holder, and the Holding Company agree to modify and amend the Warrant Agreement as follows:

1. The Introductory Paragraph of the Warrant Agreement is deleted in its entirety and replaced with the following:

         Warrants (the "Warrants") to purchase one share of common stock of Georgia Bancshares, Inc., a Georgia corporation (the "Company"), for each share of common stock purchased in the initial public offering of The Bank of Georgia by [Name] (the "Warrant Holder"), are hereby granted to the Warrant Holder in consideration of the financial risk associated with Warrant Holder's investment in The Bank of Georgia during its organizational stage and the time, expertise, and continuing involvement of the Warrant Holder in the management of The Bank of Georgia and Georgia Bancshares, Inc. Such Warrants are granted on the following terms and conditions:

2. Section 1(a) of the Warrant Agreement is deleted in its entirety and replaced with the following:

         (a) Exercise Price. The exercise price (the "Exercise Price") shall be $8.00 per Share, subject to adjustment pursuant to Section 2 below.

3. Pursuant to Section 4 of the Warrant Agreement, the number of Shares is adjusted from _______________ shares to ______________ shares to reflect the Share Dividend.

4. All other terms of the Warrant Agreement shall remain in full force and effect.



         IN WITNESS WHEREOF, the Bank, the Warrant Holder, and Georgia Bancshares, Inc. have caused this Amendment to be executed as of the day and year first above written.

                                        THE BANK OF GEORGIA

                                        By:
                                            ------------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                        WARRANT HOLDER

                                         By:
                                            ------------------------------------
                                             Name:
                                                  ------------------------------

                                        GEORGIA BANCSHARES, INC.

                                        By:
                                           -------------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------